SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 11, 2004

                                 GOAMERICA, INC.


               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-29359               22-3693371
----------------------------   ----------------------   --------------------
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
      of Incorporation)                                  Identification No.)


     433 HACKENSACK AVENUE, HACKENSACK NJ             07601
     ------------------------------------             -----
   (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (201) 996-1717

ITEM 2.02. Results of Operations and Financial Condition.

On November 11, 2004, GoAmerica, Inc. (the "Company") issued a press release relating to its earnings for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01. Other Events

On November 16, 2004, the Company issued a press release announcing the Company's retention of the investment banking firm Daniels & Associates. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 9.01. Financial Statements and Exhibits.

      (c) Exhibits

      99.1  Press Release of GoAmerica, Inc., dated November 11, 2004.
      99.2  Press Release of GoAmerica, Inc., dated November 16, 2004


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GOAMERICA, INC.


                                  By: /s/ Daniel R. Luis
                                      ---------------------------
                                          Daniel R. Luis
                                          Chief Executive Officer


Dated: November 16, 2004

                                  Exhibit Index

Exhibit No.     Description

99.1            Press Release of GoAmerica, Inc., dated November 11, 2004.
99.2            Press Release of GoAmerica, Inc., dated November 16, 2004.